                                                                     EXHIBIT 4.1
================================================================================


                      AT&T WIRELESS SERVICES, INC. , ISSUER

                                       TO

                          THE BANK OF NEW YORK, TRUSTEE

                              --------------------

                                    INDENTURE

                           DATED AS OF APRIL __, 2002

                              ---------------------



                                 DEBT SECURITIES





================================================================================

Reconciliation and tie between Indenture, dated as of April __, 2002, and the Trust Indenture Act of 1939, as amended.

TRUST INDENTURE ACT                                       INDENTURE
OF 1939 SECTION                                           SECTION
-------------------                                       ---------
   310(a)(1).......................................       6.12
      (a)(2).......................................       6.12
      (a)(3).......................................       TIA
      (a)(4).......................................       Not applicable
      (a)(5).......................................       TIA
      (b)..........................................       6.10; 6.12; TIA

   311(a)..........................................       TIA
      (b)..........................................       TIA

   312(a)..........................................       6.8
      (b)..........................................       TIA
      (c)..........................................       TIA

   313(a)..........................................       6.7; TIA
      (b)..........................................       TIA
      (c)..........................................       TIA
      (d)..........................................       TIA

   314(a)..........................................       9.5; 9.6; TIA
      (b)..........................................       Not applicable
      (c)(1).......................................       1.2
      (c)(2).......................................       1.2
      (c)(3).......................................       Not applicable
      (d)..........................................       Not applicable
      (e)..........................................       TIA
      (f)..........................................       TIA

   315(a)..........................................       TIA
      (b)..........................................       6.6
      (c)..........................................       TIA
      (d)(1).......................................       TIA
      (d)(2).......................................       TIA
      (d)(3).......................................       TIA
      (e)..........................................       TIA

   316(a)(last sentence)...........................       1.1
      (a)(1)(A)....................................       5.2; 5.8
      (a)(1)(B)....................................       5.7
      (b)..........................................       5.9; 5.10
      (c)..........................................       TIA

   317(a)(1).......................................       5.3
      (a)(2).......................................       5.4
      (b)..........................................       9.3

   318(a)..........................................       1.11
      (b)..........................................       TIA
      (c)..........................................       1.11; TIA

----------
      This reconciliation and tie section does not constitute part of the Indenture.

                                    CONTENTS

ARTICLE 1  Definitions and Other Provisions of General Application.........   1

      Section 1.1  Definitions.............................................   1

      Section 1.2  Compliance Certificates and Opinions....................   11

      Section 1.3  Form of Document Delivered to Trustee...................   12

      Section 1.4  Acts of Holders.........................................   12

      Section 1.5  Notices, etc., to Trustee and Company...................   13

      Section 1.6  Notice to Holders; Waiver...............................   14

      Section 1.7  Headings and Table of Contents..........................   14

      Section 1.8  Successors and Assigns..................................   15

      Section 1.9  Separability............................................   15

      Section 1.10 Benefits of Indenture...................................   15

      Section 1.11 Governing Law...........................................   15

      Section 1.12 Legal Holidays..........................................   15

      Section 1.13 No Recourse Against Others..............................   15

ARTICLE 2  Security Forms..................................................   16

      Section 2.1  Forms Generally.........................................   16

      Section 2.2  Form of Trustee's Certificate of Authentication.........   16

ARTICLE 3  The Securities..................................................   17

      Section 3.1  Amount Unlimited; Issuable in Series....................   17

      Section 3.2  Denominations...........................................   19

      Section 3.3  Execution, Authentication, Delivery and Dating..........   19

      Section 3.4  Temporary Securities....................................   22

      Section 3.5  Registration, Registration of Transfer and Exchange.....   22

      Section 3.6  Replacement Securities..................................   23

      Section 3.7  Payment of Interest; Interest Rights Preserved..........   24

      Section 3.8  Persons Deemed Owners...................................   25

      Section 3.9  Cancellation............................................   26

      Section 3.10 Computation of Interest.................................   26

      Section 3.11 CUSIP Numbers...........................................   26

ARTICLE 4  Satisfaction, Discharge and Defeasance..........................   26

      Section 4.1  Termination of Company's Obligations Under the Indenture   26

      Section 4.2  Application of Trust Funds..............................   28

      Section 4.3  Applicability of Defeasance Provisions; Company's Option
                   to Effect Defeasance or Covenant Defeasance.............   28

      Section 4.4  Defeasance and Discharge................................   28

      Section 4.5  Covenant Defeasance.....................................   29

      Section 4.6  Conditions to Defeasance or Covenant Defeasance.........   29

      Section 4.7  Deposited Money and Government Obligations to Be Held in
                   Trust...................................................   31

      Section 4.8  Transfers and Distribution at Company Request...........   31

ARTICLE 5  Defaults and Remedies...........................................   32

      Section 5.1  Events of Default.......................................   32

      Section 5.2  Acceleration, Rescission and Annulment..................   33

      Section 5.3  Collection of Indebtedness and Suits for Enforcement by
                   Trustee.................................................   33

      Section 5.4  Trustee May File Proofs of Claim........................   34

      Section 5.5  Trustee May Enforce Claims Without Possession of
                   Securities..............................................   34

      Section 5.6  Delay or Omission Not Waiver............................   34

      Section 5.7  Waiver of Past Defaults.................................   34

      Section 5.8  Control by Majority.....................................   35

      Section 5.9  Limitation on Suits by Holders..........................   35

      Section 5.10 Rights of Holders to Receive Payment....................   36

      Section 5.11 Application of Money Collected..........................   36

      Section 5.12 Restoration of Rights and Remedies......................   36

      Section 5.13 Rights and Remedies Cumulative..........................   36

ARTICLE 6  The Trustee.....................................................   37

      Section 6.1  Certain Duties and Responsibilities.....................   37

      Section 6.2  Rights of Trustee.......................................   38

      Section 6.3  Trustee May Hold Securities.............................   39

      Section 6.4  Money Held in Trust.....................................   40

      Section 6.5  Trustee's Disclaimer....................................   40

      Section 6.6  Notice of Defaults......................................   40

      Section 6.7  Reports by Trustee to Holders...........................   40

      Section 6.8  Securityholder Lists....................................   40

      Section 6.9  Compensation and Indemnity..............................   41

      Section 6.10 Replacement of Trustee..................................   41

      Section 6.11 Acceptance of Appointment by Successor..................   43

      Section 6.12 Eligibility; Disqualification...........................   44

      Section 6.13 Merger, Conversion, Consolidation or Succession to
                   Business................................................   44

      Section 6.14 Appointment of Authenticating Agent.....................   45

      Section 6.15 Trustee's Application for Instructions From the Company.   46

ARTICLE 7  Consolidation, Merger or Sale by the Company....................   47

      Section 7.1  Consolidation, Merger or Sale of Assets Permitted.......   47

      Section 7.2  No limitations..........................................   47

ARTICLE 8  Supplemental Indentures.........................................   47

      Section 8.1  Supplemental Indentures Without Consent of Holders......   47

      Section 8.2  With Consent of Holders.................................   48

      Section 8.3  Compliance With Trust Indenture Act.....................   49

      Section 8.4  Execution of Supplemental Indentures....................   50

      Section 8.5  Effect of Supplemental Indentures.......................   50

      Section 8.6  Reference in Securities to Supplemental Indentures......   50

ARTICLE 9  Covenants.......................................................   50

      Section 9.1  Payment of Principal, Premium, if Any, and Interest.....   50

      Section 9.2  Maintenance of Office or Agency.........................   50

      Section 9.3  Money for Securities to Be Held in Trust; Unclaimed
                   Money...................................................   51

      Section 9.4  Corporate Existence.....................................   52

      Section 9.5  Reports by the Company..................................   52

      Section 9.6  Annual Review Certificate; Notice of Default............   53

      Section 9.7  Provision of Financial Statements.......................   53

      Section 9.8  Limitations on Liens....................................   54

      Section 9.9  Limitations on Sales and Leasebacks.....................   54

ARTICLE 10 Redemption......................................................   55

      Section 10.1 Applicability of Article................................   55

      Section 10.2 Election to Redeem; Notice to Trustee...................   55

      Section 10.3 Selection of Securities to Be Redeemed..................   55

      Section 10.4 Notice of Redemption....................................   56

      Section 10.5 Deposit of Redemption Price.............................   57

      Section 10.6 Securities Payable on Redemption Date...................   57

      Section 10.7 Securities Redeemed in Part.............................   57

ARTICLE 11 Sinking Funds...................................................   58

      Section 11.1 Applicability of Article................................   58

      Section 11.2 Satisfaction of Sinking Fund Payments With Securities...   58

      Section 11.3 Redemption of Securities for Sinking Fund...............   58

      EXHIBIT A    FORM OF FACE OF SECURITY................................    1

      FORM OF REVERSE OF SECURITY..........................................    3

      INDENTURE, dated as of April __, 2002, from AT&T WIRELESS SERVICES, INC., a Delaware corporation (the "Company"), as issuer, to The Bank of New York, a New York banking corporation, as Trustee (the "Trustee").

                                    RECITALS

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

      All things necessary to make the Securities, when executed by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1 DEFINITIONS

      (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

            (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agent" means any Paying Agent or Registrar.

      "Attributable Debt" means, as of the date of its determination, the present value (discounted semiannually at an interest rate implicit in the terms of the lease) of the obligation of a lessee for rental payments pursuant to any Sale and Leaseback Transaction (reduced by the amount of the rental obligations of any sublessee of all or part of the same property) during the remaining term of such Sale and Leaseback Transaction (including any period for which the lease relating thereto has been extended), such rental payments not to include amounts payable by the lessee for maintenance and repairs, insurance, taxes, laws, assessments and similar charges and for contingent rents (such as those based on sales), provided, however, that in the case of any Sale and Leaseback Transaction in which the lease is terminable by the lessee upon the payment of a penalty, Attributable Debt shall mean the lesser of the present value of (a) the rental payments to be paid under such Sale and Leaseback Transaction until the first date (after the date of such determination) upon which it may be so terminated plus the then applicable penalty upon such termination and (b) the rental payments required to be paid during the remaining term of such Sale and Leaseback Transaction (assuming such termination provision is not exercised).

      Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 6.13.

      "Authorized Newspaper" means a newspaper of general circulation, in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on any Business Day and in the same or different Authorized Newspapers. Initially, the Authorized Newspaper in The City of New York shall be The Wall Street Journal and the Authorized Newspaper in London shall be The Financial Times.

      "Board" or "Board of Directors" means the Board of Directors of the Company, the Executive Committee or any other duly authorized committee thereof.

      "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Corporate Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in the Borough of Manhattan or The City of New York are authorized or obligated by law or executive order to close.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means the Person named as the Company in the first paragraph of this Indenture until one or more successor corporations shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successors.

      "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by the Chairman of the Board, the President or any Vice President, or, with respect to Sections 3.3, 3.4, 3.5 and 6.1, any other employee of the Company named in an Officers' Certificate delivered to the Trustee.

      "Consolidated Net Tangible Assets" means, at any date, the total assets appearing in the most recently prepared consolidated balance sheet of the Company and the Subsidiaries as of the end of the most recent fiscal quarter of the Company for which such balance sheet is available, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities as shown on such balance sheet and (b) Intangible Assets. "Intangible Assets" means the value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organization costs; and (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); but in no event shall the term "Intangible Assets" include product development cost.

      "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered.

      "corporation" includes corporations, associations, companies and business trusts.

      "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

      "Funded Debt" means any Indebtedness maturing by its terms more than one year from the date of the determination thereof, including any Indebtedness renewable or extendable at the option of the obligor to a date later than one year from the date of determination thereof.

      "Government Obligations" means securities which are (i) direct obligations of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depositary receipt.

      "Holder" means a person in whose name a Security is registered on the Register.

      "Indebtedness" of any corporation means all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such corporation or for which such corporation is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds to or invest in, others).

      "Indenture" means this Indenture as originally executed or as amended or supplemented from time to time and shall include the forms and terms (but not defined terms established in an Officers' Certificate or a Board Resolution) of particular series of Securities established as contemplated by Section 2.1 and
Section 3.1.

      "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

      "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

      "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Lien" means any mortgage, pledge, security interest, lien, charge or other encumbrance, but shall not include any of the foregoing types of encumbrances that are incidental to the conduct of the business of the Company or any Restricted Subsidiary or the ownership of the property and assets of any of them and that were not incurred in connection with the incurrence of any Indebtedness. Such incidental encumbrances that are to be excluded from the term "Lien" include, without limitation: pledges or deposits made to secure obligations of the Company or a Restricted Subsidiary under workmen's compensation laws or similar legislation; liens imposed by law, such as materialmen's, mechanics', carriers', workmen's, vendors', repairmen's, or other like liens incurred in the ordinary course of business; governmental (federal, state or municipal) liens arising out of contracts for the purchase of products of the Company or a Restricted Subsidiary, and deposits or pledges to obtain the release of any of the foregoing liens; liens created by or resulting from any litigation or legal proceeding that is currently being contested in good faith by an appropriate proceedings; leases made or existing on Principal Property entered into in the ordinary course of business by the Company or a Restricted Subsidiary; landlords' liens under leases of

Principal Property to which the Company or a Restricted Subsidiary is a party; zoning restrictions, easements, licenses or restrictions on the use of Principal Property or minor irregularities in the title thereto; deposits in connection with bids, tenders, contracts (other than for the payment of money) to which the Company or any Restricted Subsidiary is a party; deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary; deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters; deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Company or any Restricted Subsidiary is a party; and liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Officer" means the Chairman of the Board of Directors, Vice-Chairman of the Board of Directors, the President, any Vice President (whether or not designated by a number or numbers, or a word or words added before or after the title Vice-President), the Treasurer, the Secretary or assistant Secretary of the Company.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President.

      "Opinion of Counsel" means a written opinion of legal counsel, who may be
(a) the senior attorney employed by the Company, (b) Perkins Coie LLP, or (c) other counsel designated by the Company and who shall be reasonably acceptable to the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

            (iii) Securities, except to the extent provided in Sections 4.4 and 4.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article 4; and

            (iv) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by section 313 of the Trust Indenture Act, (x) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2, and (y) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

      "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by Section 3.1 with respect thereto, are to be determined by the Company upon the issuance of such Securities.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment," when used with respect to the Securities of or within any series, means the place or places where, subject to the provisions of
Section 9.2 the principal of, premium, if any, and interest on such Securities are payable as specified as contemplated by Section 3.1.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Principal Property" means any real property that (a) is owned by or leased to the Company or any Restricted Subsidiary, (b) is located within the United States and (c) has an acquisition cost plus capitalized improvements in excess of 0.25% of Consolidated Net Tangible Assets as of the date of such determination, other than (i) any such facility which the Board of Directors may by resolution declare is not of material importance to the Company and the Restricted Subsidiaries taken as a whole and (ii) any such facility, or portion thereof, owned or leased jointly or in common with one or more persons other than the Company and any Subsidiary and in which the interest of the Company and all Subsidiaries does not exceed 50%.

      "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

      "Responsible Officer," when used with respect to the Trustee, shall mean any vice president, any assistant vice president, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, and also means, with respect to a particular corporate trust matter, any other officer to whom such corporate trust matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

      "Restricted Securities" means any shares of capital stock or Indebtedness of a Restricted Subsidiary.

      "Restricted Subsidiary" means (a) any Subsidiary (i) which has substantially all its property within the United States of America, (ii) which owns or is a lessee of any Principal Property, and (iii) in which the investment of the Company and all other Subsidiaries exceeds 0.25% of Consolidated Net Tangible Assets as of the date of such determination; provided, however, that the term "Restricted Subsidiary" shall not include (A) any Subsidiary (x) primarily engaged in the business of purchasing, holding, collecting, servicing or otherwise dealing in and with installment sales contracts, leases, trust receipts, mortgages, commercial paper or other financing instruments and any collateral or agreements relating thereto, including in the business, individually or through partnerships, of financing (whether through long- or short-term borrowings, pledges, discounts or otherwise) the sales, leasing or other operations of the Company and the Subsidiaries or any of them, or (y) engaged in the business of financing the assets and operations of third parties; provided that notwithstanding (x) and (y) above, such Subsidiary shall be a Restricted Subsidiary if it owns, leases or operates any property which would qualify as Principal Property except as incidental to such financing business; or (B) any Subsidiary acquired or organized after April 26, 2000 for the purpose of acquiring the stock or business or assets of any person other than the Company or any Restricted Subsidiary, whether by merger, consolidation, acquisition of stock or assets or similar transaction analogous in purpose or effect, so long as such Subsidiary does not acquire by merger, consolidation, acquisition of stock or assets or similar transactions analogous in purpose or effect all or any substantial part of the business or assets of the Company or any Restricted Subsidiary; and (b) any other Subsidiary which is hereafter designated by the Board of Directors as a Restricted Subsidiary.

      "Sale and Leaseback Transaction" means any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property (whether such Principal Property is now owned or hereafter acquired) that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person, other than (a) temporary leases for a term, including renewals at the option of the lessee, of not more than three years; (b) leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries; and (c) leases of Principal Property executed by the time of, or within 180 days after the latest of, the acquisition, the completion of construction or improvement (including any improvements on property which will result in such property becoming Principal Property), or the commencement of commercial operation of such Principal Property.

      "Secured Indebtedness" means (a) Indebtedness of the Company or a Restricted Subsidiary which is secured by any Lien upon any Principal Property or Restricted Securities and (b) Indebtedness of the Company or a Restricted Subsidiary in respect of any conditional sale or other title retention agreement covering Principal Property or Restricted Securities; but "Secured Indebtedness" shall not include any of the following:

      (i) Indebtedness of the Company and the Restricted Subsidiaries outstanding on April 26, 2000, secured by then existing Liens upon, or incurred in connection with conditional sales agreements or other title retention agreements with respect to, Principal Property or Restricted Securities;

      (ii) Indebtedness which is secured by (A) purchase money Liens upon Principal Property or Restricted Securities acquired after April 26, 2000, or
(B) Liens placed on Principal Property after April 26, 2000, during construction or improvement thereof (including any improvements on property which will result in such property becoming Principal Property) or placed thereon within 180 days after the later of acquisition, completion of construction or improvement or the commencement of commercial operation of such Principal Property or improvement, or placed on Restricted Securities acquired after April 26, 2000, or (C) conditional sale agreements or other title retention agreements with respect to any Principal Property or Restricted Securities acquired after April 26, 2000 if (in each case referred to is this subparagraph (ii)) (x) such Lien or agreement secures all or any part of the Indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of such Principal Property or improvement or Restricted Securities and (y) such Lien or agreement does not extend to any Principal Property or Restricted Securities other than the Principal Property or Restricted Securities so acquired or the Principal Property, or portion thereof, on which the property so constructed, or such improvement is located; provided, however, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien or agreement exceeds the cost to the Company or such Restricted Subsidiary of the related acquisition, construction or improvement shall be considered to be "Secured Indebtedness";

      (iii) Indebtedness which is secured by Liens on Principal Property or Restricted Securities, which Liens exist at the time of acquisition (by any manner whatsoever) of such Principal Property or Restricted Securities by the Company or a Restricted Subsidiary;

      (iv) Indebtedness of Restricted Subsidiaries owing to the Company or any other Restricted Subsidiary and Indebtedness of the Company owing to any Restricted Subsidiary;

      (v) in the case of any corporation which becomes (by any manner whatsoever) a Restricted Subsidiary after April 26, 2000, Indebtedness which is secured by Liens upon, or conditional sale agreements or other title retention agreements with respect to, its property which constitutes Principal Property or Restricted Securities, which Liens exist at the time such corporation becomes a Restricted Subsidiary;

      (vi) guarantees by the Company of Secured Indebtedness and Attributable Debt of any Restricted Subsidiaries and guarantees by a Restricted Subsidiary of Secured Indebtedness and Attributable Debt of the Company and any other Restricted Subsidiaries;

      (vii) Indebtedness arising from any Sale and Leaseback Transaction;

      (viii) Indebtedness secured by Liens on property of the Company or a Restricted Subsidiary in favor of the United States of America, any State, Territory or possession thereof, or the District of Columbia, or any department, agency or instrumentality or political subdivision of the United States of America or any State, Territory or possession thereof, or the District of Columbia, or in favor of any other country or any political subdivision thereof, if such Indebtedness was incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens; provided, however, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien exceeds the cost to the Company or such Restricted Subsidiary of the related acquisition or construction shall be considered to be "Secured Indebtedness"; and

      (ix) the replacement, extension or renewal (or successive replacements, extensions or renewals) of any Indebtedness (in whole or in part) excluded from the definition of "Secured Indebtedness" by subparagraphs (i) through (viii) above; provided, however, that no Lien securing, or conditional sale or title retention agreement with respect to, such Indebtedness shall extend to or cover any Principal Property or any Restricted Securities, other than such property which secured the Indebtedness so replaced, extended or renewed (plus improvements on or to any such Principal Property); provided further, however, that to the extent that such replacement, extension or renewal increases the principal amount of Indebtedness secured by such Lien or is in a principal amount in excess of the principal amount of Indebtedness excluded from the definition of "Secured Indebtedness" by subparagraphs (i) through (viii) above, the amount of such increase or excess shall be considered to be "Secured Indebtedness".

      In no event shall the foregoing provisions be interpreted to mean or their operation to cause the same Indebtedness to be included more than once is the calculation of "Secured Indebtedness" as that term is used in this Indenture.

      "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Security or Securities of the Company issued, authenticated and delivered under this Indenture.

      "Special Record Date" for the payment of any Defaulted Interest on the Securities of any issue means a date fixed by the Trustee pursuant to Section 3.7.

      "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Subsidiary" means any corporation of which the Company at the time owns or controls, directly or indirectly, more than 50% of the shares of outstanding stock having general voting power under ordinary circumstances to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

      "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee,

"Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in effect on the date of this Indenture, except as provided in Section 8.3.

      "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a series of Securities or, if applicable, at the most recent determination of interest on such series, in accordance with accepted financial practice.

      (b) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

           Term                        Section
           ----                        -------
      "Act"                               1.4(a)
      "Bankruptcy Law"                    5.1
      "Custodian"                         5.1
      "Defaulted Interest"                3.7(b)
      "Event of Default"                  5.1
      "Register"                          3.5
      "Registrar"                         3.5
      "Valuation Date"                    3.7(c)

SECTION 1.2 COMPLIANCE CERTIFICATES AND OPINIONS

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Sections 2.3, 3.3 and 9.6) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3 FORM OF DOCUMENT DELIVERED TO TRUSTEE

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificates or opinions of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4 ACTS OF HOLDERS

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

      (c)   The ownership of Securities shall be proved by the Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed to consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of clause (a) of this
Section 1.4 not later than six months after the record date.

SECTION 1.5 NOTICES, ETC., TO TRUSTEE AND COMPANY

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention: Corporate Trust Trustee Administration, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at AT&T Wireless

      Services, Inc., 7277 164th Avenue NE, Building 1, Redmond, Washington 98052, Attention: Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6 NOTICE TO HOLDERS; WAIVER

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided or otherwise agreed to by a Holder) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Register, within the time prescribed for the giving of such notice.

      In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

      If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      If it shall be impractical in the opinion of the Trustee or the Company to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.7 HEADINGS AND TABLE OF CONTENTS

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8 SUCCESSORS AND ASSIGNS

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9 SEPARABILITY

      In case any provision of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10 BENEFITS OF INDENTURE

      Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.11 GOVERNING LAW

      THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

SECTION 1.12 LEGAL HOLIDAYS

      In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture of any Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

SECTION 1.13 NO RECOURSE AGAINST OTHERS

      No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                                    ARTICLE 2

                                 SECURITY FORMS

SECTION 2.1 FORMS GENERALLY

      The Securities of each series shall be in substantially the form attached as EXHIBIT A and as set forth pursuant to this Article, or in such other form or forms as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If temporary Securities of any series are issued as permitted by Section 3.4, the form thereof also shall be established as provided in the preceding sentence. If the form of Securities of any series are established by an Officers' Certificate, such Officers' Certificate shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

      The permanent Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

SECTION 2.2 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      The Trustee's certificate of authentication shall be in substantially the following form:

      This is one of the Securities of a series issued under the within-mentioned Indenture.

Date:                                                           ,
     ---------------                ----------------------------
                                    as Trustee


                                    By
                                       ---------------------------------
                                          Authorized Signatory

                                    ARTICLE 3

                                 THE SECURITIES

SECTION 3.1 AMOUNT UNLIMITED; ISSUABLE IN SERIES

      (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

      (b) The following matters shall be established and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate and a Board Resolution of the Company or one or more indentures supplemental hereto:

            (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to (i) Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
      Section 3.4, 3.5, 3.6, 8.6, or 10.7 and (ii) any Securities which, pursuant to the last paragraph of Section 3.3 are deemed never to have been authenticated and delivered thereunder);

            (3) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

            (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date;

            (5)   the place or places where, subject to the provisions of
      Section 9.2, the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable;

            (6) the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 10.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

            (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (9) if the amount of payments or principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method, the index, formula or other method by which such amounts shall be determined;

            (10) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of the acceleration thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

            (11) if other than as provided in Section 3.7, the Person to whom any interest on any Security of the series shall be payable and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.4, as applicable;

            (12) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

            (13) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or covenants of the Company set forth in Article 9 pertaining to the Securities of the series;

            (14) under what circumstances, if any, the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

            (15) the date as of which any temporary Security representing outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

            (16) the applicability, if any, to the Securities of or within the series of Sections 4.4 and 4.5, or such other means of defeasance or covenant defeasance as may be specified for the Securities of such series;

            (17) if other than the Trustee, the identity of the Registrar and any Paying Agent or transfer agent;

            (18) any terms which may be related to warrants issued by the Company in connection with, or for the purchase of, Securities of such series, including whether and under what circumstances the Securities of any series may be used toward the exercise price of any such warrants; and

            (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture), including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of the series.

      (c) All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 3.1 or in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

      (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Corporate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with the Company Order as contemplated by the first proviso of the third paragraph of
Section 3.3

SECTION 3.2 DENOMINATIONS

      The Securities of each series shall be issuable only in definitive registered form without coupons and in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.3 EXECUTION, AUTHENTICATION, DELIVERY AND DATING

      Securities shall be executed on behalf of the Company by the Chairman, President or Chief Executive Officer and attested to by the Secretary of the Company. The Company's seal shall be affixed to the Securities, or a facsimile of such seal shall be engraved, printed, or otherwise reproduced on the Securities. The signatures of such officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and make available for delivery such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

      If the form or terms of the Securities of a series have been established by or pursuant to one or more Officers' Certificates as permitted by Sections
2.1 and 3.1, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (1) that the forms and terms of such Securities have been established in conformity with the provisions of this Indenture; and

            (2) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions;

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the Opinion of Counsel above may state:

            (x) that the forms of such Securities have been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to Section 3.1, as the case may be) will have been, established in conformity with the provisions of this Indenture; and

            (y) that such Securities, when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

      With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 2.1 and 3.1 of this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

      If the form or terms of the Securities of a series have been established by or pursuant to one or more Officers' Certificates as permitted by Sections
2.1 and 3.1, the Trustee shall have the right to decline to authenticate such Securities if the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 at or prior to the time of the authentication of each Security of such series if the Officers' Certificate is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture.

      Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

SECTION 3.4 TEMPORARY SECURITIES

      Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

      If temporary Securities of any series are issued, the Company will cause permanent Securities of such series to be prepared without unreasonable delay. After preparation of such permanent Securities, the temporary Securities shall be exchangeable for such permanent Securities of like tenor upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Permanent Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as permanent Securities of such series except as otherwise specified as contemplated by
Section 3.1.

SECTION 3.5 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed "Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

      Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to Section 9.2 in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like aggregate principal amount containing identical terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of such transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to those of the Company, the Registrar and the Trustee requiring such written instrument of transfer duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service change shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 or 10.7 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed or (ii) to register the transfer of or exchange of any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6 REPLACEMENT SECURITIES

      If a mutilated Security is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Security of the same series and date of maturity, if the Trustee's requirements are met.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agency of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, a replacement Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee connected therewith).

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

      Unless otherwise provided as contemplated by Section 3.1, interest, if any, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 9.2; provided, however, that, at the option of the Company, interest on any series of Securities that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) to the extent specified as contemplated by Section 3.1, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

      Unless otherwise provided as contemplated by Section 3.1, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any interest payment date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or
(2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8 PERSONS DEEMED OWNERS

      Prior to due presentment of any Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9 CANCELLATION

      The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and any Paying Agent shall forward to the Trustee any Securities surrendered to them for replacement, for registration of transfer, or for exchange or payment. The Trustee shall cancel all Securities surrendered for replacement, for registration of transfer, or for exchange, payment, redemption or cancellation and may dispose of cancelled Securities in accordance with its procedures for the disposition of cancelled securities and issue a certificate of disposition to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation, except as expressly permitted in the terms of Securities for any particular series or as permitted pursuant to the terms of this Indenture.

SECTION 3.10 COMPUTATION OF INTEREST

      Except as otherwise specified as contemplated by Section 3.1 (i) interest of any Securities that bear interest at a fixed rate shall be computed on the basis of a 360-day year of twelve 30 day months and (ii) interest on any Securities the bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360 or the actual number of days in the year.

SECTION 3.11 CUSIP NUMBERS

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers (in addition to the other identification numbers printed on the Securities) in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                    ARTICLE 4

                     SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 4.1 TERMINATION OF COMPANY'S OBLIGATIONS UNDER THE INDENTURE

      Except as otherwise provided as contemplated by Section 3.1, this Indenture shall upon Company Request cease to be of further effect with respect to Securities of or within any series (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities when

            (1)   either

                  (A) all such Securities previously authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
            Section 3.6, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

                  (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated Maturity within one year, or

                        (iii) if redeemable at the option of the Company, are to
                  be called for redemption within one year under arrangements satisfactory to the Trustee for giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 6.9, the obligations of the Company to any Authenticating Agent under Section 6.13 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 9.3 shall survive.

SECTION 4.2 APPLICATION OF TRUST FUNDS

      Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

SECTION 4.3 APPLICABILITY OF DEFEASANCE PROVISIONS; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE

      If pursuant to Section 3.1 provision is made for either or both of (i) defeasance of the Securities of or within a series under Section 4.4 or (ii) covenant defeasance of the Securities of or within a series under Section 4.5, then the provisions of such Section or Sections, as the case may be, together with the provisions of Sections 4.6 through 4.9 inclusive, with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities, shall be applicable to such Securities, and the Company may at its option by Board Resolution, at any time, with respect to such Securities, elect to have Section 4.4 (if applicable) or Section 4.5 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article.

SECTION 4.4 DEFEASANCE AND DISCHARGE

      Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to the Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Securities on the date the conditions set forth in Section 4.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities which shall thereafter be deemed to be

"Outstanding" only for the purposes of Section 4.7 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall on Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities to receive, solely from the trust funds described in Section 4.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities when such payments are due; (ii) the Company's obligations with respect to such Securities under Sections 3.5, 3.6,
9.2 and 9.3 and with respect to the payment of additional amounts, if any, payable with respect to such Securities as specified pursuant to Section 3.1(b)(16); (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (iv) this Article 4. Subject to compliance with this
Article 4, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 4.5 with respect to such Securities. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

SECTION 4.5 COVENANT DEFEASANCE

      Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 7.1 and 9.4, and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Securities on and after the date the conditions set forth in Section 4.6 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 7.1 and 9.4, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or 5.1(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 4.6 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

      The following shall be the conditions to application of Section 4.4 or
Section 4.5 to any Securities of or within a series:

            (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.11 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 4.3 through 4.9 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 4.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, with instructions to the Trustee as to the application thereof, (A) money in an amount, or (B) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 4.6(a), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (x) the principal of, premium, if any, and interest, if any, on such Securities on the Maturity of such principal or installment of principal or interest and (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article 10 which shall be given effect in applying the foregoing.

            (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound.

            (c) No Default or Event of Default under Section 5.1(5) or 5.1(6) with respect to such Securities shall have occurred and be continuing during the period commencing on the date of such deposit and ending on the 91st day after such date (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (d) In the case of an election under Section 4.4, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or
      (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

            (e) In the case of an election under Section 4.5, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 4.4 or the covenant defeasance under Section 4.5 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under Section 4.4 or Section 4.5 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the trustee for such trust funds or (ii) all necessary registrations under said act have been effected.

            (g) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by Section 3.1.

SECTION 4.7 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST

      Subject to the provisions of the last paragraph of Section 9.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.6 in respect of any Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 4.6 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

SECTION 4.8 TRANSFERS AND DISTRIBUTION AT COMPANY REQUEST

      To the extent permitted by the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 76, as amended or interpreted by the Financial Accounting Standards Board from time to time, or any successor thereto ("Standard No. 76"), or to the extent permitted by the Commission, the Trustee shall, from time to time, take one or more of the following actions as specified in a Company
Request:

            (a) Retransfer, reassign and deliver to the Company any securities deposited with the Trustee pursuant to Section 4.6(a), provided that the Company shall in substitution therefor, simultaneously transfer, assign and deliver to the Trustee other Government Obligations appropriate to satisfy the Company's obligations in respect of the relevant Securities; and

            (b) The Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time, including, without limitation, any assets deposited with the Trustee pursuant to Section 4.6(a) exceeding those necessary for the purposes of Section 4.6(a).

      The Trustee shall not take the actions described in subsections (a) and
(b) of this Section 4.8 unless it shall have first , at the Company's expense, a written report of a nationally recognized independent public accounting firm selected by the Company, (i) expressing their opinion that the contemplated action is permitted by Standard No. 76 or the Commission, for transactions accounted for as extinguishment of debt under the circumstances described in paragraph 3.c of Standard No. 76 or any successor provision and (ii) verifying the accuracy, after giving effect to such action or actions, of the computations which demonstrate that the amounts remaining to be earned on the Government Obligations deposited with the Trustee pursuant to Section 4.6(a) will be sufficient for purposes of Section 4.6(a).

                                    ARTICLE 5

                              DEFAULTS AND REMEDIES

SECTION 5.1 EVENTS OF DEFAULT

      An "Event of Default" occurs with respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) the Company defaults in the payment of interest on any Security of that series or any additional amount payable with respect to any Security of that series as specified pursuant to Section 3.1(b)(14) when the same becomes due and payable and such default continues for a period of 90 days;

            (2) the Company defaults in the payment of the principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity or on redemption or otherwise, or in the payment of a mandatory sinking fund payment when and as due by the terms of the Securities of that series;

            (3) the Company defaults in the performance of, or breaches, any covenant or warranty of the Company in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and such default or breach continues for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (4) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors;

            (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 consecutive days; or

            (6)   any other Event of Default provided as contemplated by Section
      3.1 with respect to Securities of that series.

            The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

SECTION 5.2 ACCELERATION, RESCISSION AND ANNULMENT

      If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the outstanding Securities of that series, by written notice to the Company (and, if given by the Holders, to the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of original Issue Discount Securities or Indexed Securities, such specified amount) shall be immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the outstanding Securities of that series, by written notice to the

Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

      The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 90 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4 TRUSTEE MAY FILE PROOFS OF CLAIM

      The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company, its creditors or its property.

SECTION 5.5 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto.

SECTION 5.6 DELAY OR OMISSION NOT WAIVER

      No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

SECTION 5.7 WAIVER OF PAST DEFAULTS

      The Holders of a majority in aggregate principal amount of Outstanding Securities of any series by notice to the Trustee may waive on behalf of the Holders of all Securities of such series a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security of such series or (ii) in respect of a covenant or provision hereof which pursuant to Section 8.2 cannot be amended or modified without the consent of the Holder of each outstanding Security of such series adversely affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

SECTION 5.8 CONTROL BY MAJORITY

      The Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture, (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting, or that would in the good-faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and
(iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.9 LIMITATION ON SUITS BY HOLDERS

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

            (4) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

            (5) during such 60-day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series has not given to the Trustee a direction inconsistent with such written request.

      No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.10 RIGHTS OF HOLDERS TO RECEIVE PAYMENT

      Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and, subject to Section 3.7, interest on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates), or, subject to Section 5.9, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 5.11 APPLICATION OF MONEY COLLECTED

      If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First: to the Trustee for amounts due under Section 6.9;

            Second: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

            Third: to the Company.

SECTION 5.12 RESTORATION OF RIGHTS AND REMEDIES

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.13 RIGHTS AND REMEDIES CUMULATIVE

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                                    ARTICLE 6

                                   THE TRUSTEE

SECTION 6.1 CERTAIN DUTIES AND RESPONSIBILITIES

      (a)   Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

      (b) In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to the Securities of such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

      (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2 RIGHTS OF TRUSTEE

      Subject to the provisions of the Trust Indenture Act:

            (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

            (c) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate.

            (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

            (g) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

            (h) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            (i) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (j) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

            (k) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

            (l) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified so as authorized in any such certificate previously delivered and not superseded.

SECTION 6.3 TRUSTEE MAY HOLD SECURITIES

      The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate or Subsidiary with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

SECTION 6.4 MONEY HELD IN TRUST

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.5 TRUSTEE'S DISCLAIMER

      The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

SECTION 6.6 NOTICE OF DEFAULTS

      If a Default occurs and is continuing with respect to the Securities of any series and if it is known to the Trustee, the Trustee shall, within 90 days after it occurs, transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act (and, at the Company's expense, shall cause to be published at least once in an Authorized Newspaper in The City of New York and in London), notice of all uncured Defaults known to it; provided, however, that, except in the case of a Default in payment on the Securities of any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; provided further that, in the case of any default or breach of the character specified in Section 5.1(3) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

SECTION 6.7 REPORTS BY TRUSTEE TO HOLDERS

      Within 60 days after each May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in
Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) and (d) of the Trust Indenture Act, if applicable.

SECTION 6.8 SECURITYHOLDER LISTS

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of Securities of each such series.

SECTION 6.9 COMPENSATION AND INDEMNITY

      (a) The Company shall pay to the Trustee from time to time such compensation as shall be agreed between the Company and the Trustee in writing for all services rendered by it hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture, except any such expense as may be attributable to its negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

      (b) The Company shall indemnify the Trustee, and any predecessor Trustee, for, and hold it harmless against, any loss, liability or expense incurred by it without negligence or bad faith on its part arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

      (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its negligence or bad faith.

      (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities.

      (e) when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

      (f) The provisions of this Section shall survive the termination of this Indenture.

SECTION 6.10 REPLACEMENT OF TRUSTEE

      (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in Section 6.11.

      (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities or such series.

      (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

      (d)   If at any time:

            (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

            (2) the Trustee shall cease to be eligible under Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

            (3) the Trustee becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

SECTION 6.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor

Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

      (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.6 and by publishing notice of such event once in an Authorized Newspaper in the City of New York and in London. Each notice shall include the name of the successor Trustee with respect to the securities of such series and the address of its Corporate Trust office.

SECTION 6.12 ELIGIBILITY; DISQUALIFICATION

      There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $100 million. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.13 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.14 APPOINTMENT OF AUTHENTICATING AGENT

      The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authenticating and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to
Section 3.1, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10 million and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such

Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided, such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation, including reimbursement of its reasonable expenses for its services under this Section.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

      This is one of the Securities of a series issued under the within-mentioned Indenture.

      Dated:                                                          ,
            ----------              ----------------------------------
                                      as Trustee


                                    By
                                       -------------------------------
                                          as Authenticating Agent


                                    By
                                       -------------------------------
                                          Authorized Officer

SECTION 6.15 TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY

      Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than fifteen Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                    ARTICLE 7

                  CONSOLIDATION, MERGER OR SALE BY THE COMPANY

SECTION 7.1 CONSOLIDATION, MERGER OR SALE OF ASSETS PERMITTED

      The Company may merge or consolidate with or into any other corporation or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i) (A) in the case of a merger or consolidation, the Company is the surviving corporation or (B) in the case of a merger or consolidation where the Company is not the surviving corporation and in the case of any such sale, conveyance or other disposition, the successor or acquiring corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental indenture all of the obligations of the Company under the Securities and under this Indenture, (ii) immediately thereafter, giving effect to such merger or consolidation, or such sale, conveyance, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing and (iii) the company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such merger or consolidation, or such sale, conveyance, transfer or other disposition, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

In the event of the assumption by a successor corporation of the obligations of the Company as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Company hereunder and under the Securities and all such obligations of the Company shall terminate.

SECTION 7.2 NO LIMITATIONS

      Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself any other corporation or entity (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation or entity (whether or not affiliated with the Company).



                                    ARTICLE 8

                             SUPPLEMENTAL INDENTURES

SECTION 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

            (3) to add any additional Events of Default with respect to all or any series of Securities; or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to facilitate the issuance of Securities in global form; or

            (5) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (6)   to secure the Securities; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.2; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10; or

            (9) to correct or supplement any provision herein which may be inconsistent with any other provision herein, to cure any ambiguity or correct any mistake or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 8.2 WITH CONSENT OF HOLDERS

      With the written consent of the Holders of a majority of the aggregate principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of Securities of each such series; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, an amendment under this Section may not:

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the coin or currency in which, any Securities or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

            (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2; or

            (4) make any change in Section 5.7 or this 8.2(a) except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby.

      A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture, which has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

SECTION 8.3 COMPLIANCE WITH TRUST INDENTURE ACT

      Every supplemental indenture executed pursuant to this Article shall comply with the requirements of the Trust Indenture Act as then in effect.

SECTION 8.4 EXECUTION OF SUPPLEMENTAL INDENTURES

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 8.5 EFFECT OF SUPPLEMENTAL INDENTURES

      Upon the execution of any supplemental indenture under this article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 8.6 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE 9

                                    COVENANTS

SECTION 9.1 PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST

      The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

SECTION 9.2 MAINTENANCE OF OFFICE OR AGENCY

      The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

SECTION 9.3 MONEY FOR SECURITIES TO BE HELD IN TRUST; UNCLAIMED MONEY

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 9.4 CORPORATE EXISTENCE

      Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided that nothing in this Section
9.4 shall prevent the abandonment or termination of any right or franchise of the Company if, in the opinion of the Company, such abandonment or termination is in the best interests of the Company and does not materially adversely affect the ability of the Company to operate its business or to fulfill its obligations hereunder.

SECTION 9.5 REPORTS BY THE COMPANY

      The Company covenants:

            (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations; and

            (c) to transmit to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 9.5, as may be required by rules and regulations prescribed from time to time by the Commission.

            Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 9.6 ANNUAL REVIEW CERTIFICATE; NOTICE OF DEFAULT

      The Company covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a brief certificate from the principal executive officer, principal financial officer, or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 9.7, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. The Company shall promptly file with the Trustee written notice of occurrence of any Event of Default, and in any event within 30 days of its becoming aware of any such Event of Default.

SECTION 9.7 PROVISION OF FINANCIAL STATEMENTS

      If the Company is not required to file with the Commission periodic reports and other information pursuant to section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, the Company shall furnish without cost to each Holder and file with the Trustee (i) within 135 days after the end of each fiscal year, annual reports containing the information required to be contained in Items 1, 2, 3, 5, 6, 7, 8 and 9 of Form 10-K promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in comparable items of any successor form, (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in any successor form and (iii) promptly from the time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in Form 8-K promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in any successor form. The Company shall also make such reports available to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request.

SECTION 9.8 LIMITATIONS ON LIENS.

      The Company will not create, assume, incur or guarantee, and will not permit any Restricted Subsidiary to create, assume, incur or guarantee, any Secured Indebtedness without making provision whereby all the Securities shall be secured equally and ratably with (or prior to) such Secured Indebtedness (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) so long as such Secured Indebtedness shall be outstanding unless such Secured Indebtedness, when added to (a) the aggregate amount of all Secured Indebtedness then outstanding (not including in this computation Secured Indebtedness if the Securities are secured equally and ratably with (or prior to) such Secured Indebtedness and further not including in this computation any Secured Indebtedness which is concurrently being retired) and (b) the aggregate amount all Attributable Debt then outstanding pursuant to Sale and Leaseback Transactions entered into by the Company after April 26, 2000, or entered into by a Restricted Subsidiary after April 26, 2000, or, if later, the date on which it became a Restricted Subsidiary (not including in this computation any Attributable Debt which is concurrently being retired), would not exceed 15% of Consolidated Net Tangible Assets.

SECTION 9.9 LIMITATIONS ON SALES AND LEASEBACKS.

      The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (a) the sum of (i) the Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction, (ii) all Attributable Debt then outstanding pursuant to all other Sale and Leaseback Transactions entered into by the Company after April 26, 2000, or, or entered into by a Restricted Subsidiary after April 26, 2000, or, if later, the date on which it became a Restricted Subsidiary and (iii) the aggregate of all Secured Indebtedness then outstanding (not including in this computation Secured Indebtedness if the Securities are secured equally and ratably with (or prior to) such Secured Indebtedness) would not exceed 15% of Consolidated Net Tangible Assets, or (b) an amount equal to the greater of (i) the net proceeds to the Company or the Restricted Subsidiary of the sale of the Principal Property sold and leased back pursuant to such Sale and Leaseback Transaction and (ii) the amount of Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction is applied to the retirement of Funded Debt of the Company or any Restricted Subsidiaries (other than Funded Debt which is subordinate to the Securities or which is owing to the Company or any Restricted Subsidiaries) within 180 days after the consummation of such Sale and Leaseback Transaction.

                                   ARTICLE 10

                                   REDEMPTION

SECTION 10.1 APPLICABILITY OF ARTICLE

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

SECTION 10.2 ELECTION TO REDEEM; NOTICE TO TRUSTEE

      The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution or any Officers' Certificate. In the case of any redemption at the election of the Company of less than all the Securities, if any, of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 10.3 SELECTION OF SECURITIES TO BE REDEEMED

      Unless otherwise specified as contemplated by Section 3.1, if less than all the Securities of a series with the same original issue date, interest rate and Stated Maturity are to be redeemed, the Trustee, not more than 45 days prior to the redemption date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 10.4 NOTICE OF REDEMPTION

      Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed. Notice of redemption shall also be published by the Company in an Authorized Newspaper in New York City and in London once in each of four successive calendar weeks, the first publication to be not less than 30 nor more than 60 days before the Redemption Date.

      All notices of redemption shall state:

            (1)   the Redemption Date;

            (2)   the Redemption Price;

            (3) if fewer than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

            (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

            (5) the Place or Places of Payment where such Securities maturing after the Redemption Date, are to be surrendered for payment for the Redemption Price;

            (6) that Securities of the series called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (7) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

            (8) that the redemption is for a sinking fund, if such is the case; and

            (9)   CUSIP number.

      Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's written request delivered at least 15 days prior to the date such notice is to be given (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name and at the expense of the Company.

SECTION 10.5 DEPOSIT OF REDEMPTION PRICE

      On or prior to 10:00 a.m., New York City Time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

      Unless any Security by its terms prohibits any sinking fund payment obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

SECTION 10.6 SECURITIES PAYABLE ON REDEMPTION DATE

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Except as provided in the next succeeding paragraph, upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Securities whose Stated Maturity is prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 10.7 SECURITIES REDEEMED IN PART

      Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so required, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities of the same series, the same form and the same Maturity in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal of the Security surrendered.

                                   ARTICLE 11

                                  SINKING FUNDS

SECTION 11.1 APPLICABILITY OF ARTICLE

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 11.2 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES

      The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 11.3 REDEMPTION OF SECURITIES FOR SINKING FUND

      Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 11.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 10.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 10.6 and 10.7.

      This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                                    AT&T Wireless Services, Inc.

                                    By:
                                       ---------------------------------------
                                        Title:



THE BANK OF NEW YORK, TRUSTEE


By:
   ---------------------------------------
    Title:

                                                                       EXHIBIT A
                                                        FORM OF FACE OF SECURITY

      [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS % OF ITS PRINCIPAL AMOUNT AND THE ISSUE DATE IS , 200 [, -- AND] THE YIELD TO MATURITY IS %. [THE METHOD USED TO DETERMINE THE YIELD IS AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF , 200 TO , 200 IS % OF THE PRINCIPAL AMOUNT OF THIS SECURITY.]]

                          AT&T WIRELESS SERVICES, INC.

                                                                 CUSIP:_________

$                                                                            No.

      AT&T WIRELESS SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to

or registered assigns, the principal sum of           Dollars on         [If the
Security is to bear interest prior to Maturity, insert--, and to pay interest
thereon from      or from the most recent Interest Payment Date to which
interest has been paid or duly provided for, semiannually on       and       in
each year, commencing , [If the Security is to bear interest at a fixed rate, insert--at the rate of % per annum] [if the Security is to bear interest at an adjustable rate, insert--at a rate per annum computed or determined in accordance with the provisions below], until the principal hereof is paid or made available for payment [If applicable, insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of % per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the or (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

      [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration or redemption or at the Stated Maturity and in such case the overdue principal of this Security shall bear
interest at the rate of    % per annum (to the extent that the payment of such
interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear
interest at the rate of    % per annum (to the extent that the payment of such
interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

      Payment of the principal of (and premium, if any, on) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City and State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed on or before the relevant Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Register].

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

      Dated:
                                    AT&T Wireless Services, Inc.

                                    By
                                       ------------------------------------

                                                     FORM OF REVERSE OF SECURITY

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of ___________, 200__ (herein called the "Indenture"), between the Company (which term includes any successor corporation under the Indenture) and _________________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[,
limited in aggregate principal amount to $     ].

[If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--(1) on ___________ in any year commencing with the year __________ and ending with the year _________ at a Redemption Price equal to % of the principal amount and (2)] at any time [on or after 200 ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ______, %, and if redeemed] during the 12-month period beginning _________ of the years indicated,

    Year     Redemption Price     Year     Redemption Price
    ----     ----------------     ----     ----------------





and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year ____________ and ending with the year _________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below and (2) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _____________ of the years indicated,

                                           Redemption Price
                Redemption Price            for Redemption
                 for Redemption             Otherwise Than
               Through Operation           Through Operation
  Year        of the Sinking Fund         of the Sinking Fund
  ----        -------------------         -------------------




and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [Notwithstanding the foregoing, the Company may not, prior to __________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

      [The sinking fund for this series provides for the redemption on __________ in each year beginning with the year _______________ and ending with the year ____________ of [not less than] $____________ [("mandatory sinking fund")] and not more than $____________ aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [describe order] order in which they become due.]]

      [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

      [If applicable, insert--The Securities of this series are subject to the covenant defeasance provisions set forth in Article Four of the Indenture.]

      [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the amount of principal of (and premium, if any, on) and interest, if any, on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without coupons in denominations of $___________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of different authorized denominations as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company nor the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.



      This is one of the Securities of a series issued under the within-mentioned Indenture.

Date:                                                           ,
     --------------                 ----------------------------
                                    as Trustee



                        By
                          ---------------------------------------
                                   Authorized Signatory